                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 1, 1997


                             RALCORP HOLDINGS, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    Missouri                       001-12619                  43-1766315
(State or other                   (Commission               (I.R.S.  Employer
Jurisdiction of                   File Number)             Identification No.)
Incorporation)

800 Market Street, Suite 2900
      St. Louis, MO                                              63101
   (Address of principal                                       (Zip Code)
    executive offices)

                                (314)  877-7000
              (Registrant's telephone number, including area code)

Item 5. Other Events.

Effective as of 12:01 a.m., eastern daylight time, August 1, 1997, First Chicago Trust Company of New York will succeed Boatmen's Trust Company as Rights Agent under Registrant's Shareholder Protection Rights Agreement.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                RALCORP HOLDINGS, INC.
                                                     (Registrant)

Date:  July 2, 1997

                                                By:  /s/ Joe R. Micheletto
                                                   ----------------------------
                                                    Joe R. Micheletto
                                                    Chief Executive Officer
                                                    and President